Cowen and Company Global Transportation Conference September 6, 2017 Andrew Levy Executive Vice President and Chief Financial Officer Exhibit 99.1

2
Safe Harbor Statement
Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “goals” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this release. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans and revenue-generating initiatives, including optimizing our revenue;
our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; costs associated with any modification or termination of our aircraft orders; our ability to utilize our net operating losses; our ability to attract and retain customers; potential reputational or other impact from adverse events in our operations; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact that global economic and political conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); our ability to cost-effectively hedge against increases in the price of aircraft fuel, if we decide to do so; economic and political instability and other risks of doing business globally; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; the effects of any technology failures or cybersecurity breaches; disruptions to our regional network; the costs and availability of aviation and other insurance; industry consolidation or changes in airline alliances; the success of our investments in airlines in other parts of the world; competitive pressures on pricing and on demand; our capacity decisions and the capacity decisions of our competitors; U.S. or foreign governmental legislation, regulation and other actions
(including Open Skies agreements and environmental regulations); the impact of regulatory, investigative and legal proceedings and legal compliance risks; the impact of any management changes; labor costs; our ability to maintain satisfactory labor relations and the results of any collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; and other risks and uncertainties set forth under Part
I, Item 1A., “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission.

3 Agenda 1 2 3 Revenue and guidance update Looking forward Fleet update

4 Challenging third quarter Unprecedented storm in second largest hub Geopolitical tensions in Korean Peninsula Pricing issues Higher fuel costs

5
3Q17 guidance update
Prior
Update
Pre-tax
margin
12.5% -
14.5%
8.0% -
10.0%
Capacity
~4.0%
3.0%
-
3.5%
PRASM
(1.0%)
–
1.0%
(3.0%)
-
(5.0%)
CASM ex
1,2
2.0%
-
3.0%
2.5%
-
3.5%
Fuel
price
$1.56
-
$1.61
$1.72
-
$1.77
Fuel
consumption (M gals)
1,085
–
1,095
1,070
–
1,080

Excludes special charges, the nature and amount of which are not determinable at this time

Excludes fuel, profit sharing, and third-party business expenses. See appendix A for a reconciliation of non-GAAP financial measures
3
Fuel price including taxes and fees and this price per gallon corresponds to fuel expense as reported in the income statement
Harvey impact still a preliminary estimate
Harvey impact still a preliminary estimate

3Q17 revenue headwinds
~0.5 pts
Revised 3Q
guidance
(3.0%) –
(5.0%)
Incremental
Pacific
weakness
ULCC pricing
~1 pt
Uncompetitive
Basic Economy
pricing
~1 pt
Harvey impact
~1.5 pts
July 3Q
guidance
(1.0%) –
1.0%
Unit revenue now expected to be down (3.0%) to (5.0%)

Harvey impact
Operations at IAH were suspended for over four days with over 7,400 flights cancelled
All facilities at IAH are open and we anticipate operating at full schedule by the end of the week
Our employees are rallying to restore service faster than originally anticipated
Local demand will be impacted in the near-term but for connecting customers it’s business as usual
Expect some impact in 4Q17 dependent on pace of recovery on local IAH demand

Uncompetitive Basic Economy pricing
Basic Economy improves ability to optimize revenue through customer choice and is a tool to more effectively compete for price sensitive customers
New product was rolled out broadly in domestic system at the end of May
However, we underappreciated that incremental revenue from buy-up would be more than offset by share loss to legacy carriers without similar Basic Economy offering
We have adjusted our approach by:
Scaling back breadth of offering to a portion of our domestic network
Offering Basic Economy only in the bottom five fare classes instead of entire fare ladder
Varying buy-up levels depending on competitive landscape
Firmly believe in the long-term value of segmentation
Firmly believe in the long-term value of segmentation

ULCC pricing
Basic Economy is a powerful tool to compete with unbundled offerings on price and product
Rollout of Basic Economy has put pressure on ULCCs seeking a price advantage
Since late July, ULCCs have reduced fares substantially in our hub markets and United has continued to match lower fares
We will continue to play to our strengths
Our hubs are our principal assets and are in the largest local markets in the US
Low marginal seat costs in our hubs give us a marginal seat cost advantage due to connecting traffic
Price sensitive customers in local hub markets are very important to United and we will continue to compete aggressively with all
Our strategy to compete in our hubs remains unchanged
Our strategy to compete in our hubs remains unchanged

10 Agenda 1 2 3 Revenue and guidance update Looking forward Fleet update

Update on Airbus A350 order
Changed model variant to A350-900
Order increases by 10 aircraft to 45 aircraft
A350-900 better fit and size for the United network
Deferred deliveries until late 2022 through 2027
Aligning delivery of aircraft to potential retirements
A350-900 is a good replacement aircraft for the Boeing 777-200ER fleet
In 2022, Boeing 777-200ER aircraft begin to reach 25 years of age
Capex
spend deferred to correspond to modified delivery dates
2018 capex
guidance update from July
already reflects the deferral of the four A350s
1
July 18, 2017 Investor Update -
The Company expects full-year 2017 gross capital expenditures to be between $4.6 billion and $4.8 billion and full-year 2018 gross capital expenditures to be approximately $1 billion lower than 2017 gross capital expenditures
1

12 Agenda 1 2 3 Revenue and guidance update Looking forward Fleet update

Key investment highlights
Strong liquidity levels and
healthy balance sheet
Managing costs and
disciplined capital investment
Managing business to
maximize margin and ROIC
Defined strategy to close
margin gap to peers by 2020
Will continue to return excess
cash to shareholders

Looking forward
Executing on strategic initiatives outlined at last year’s Investor Day
Making progress on all fronts with some initiatives ahead of plan and some slightly behind versus initial expectations
Feel good about United’s progress despite near-term challenges
Will provide a quantitative update on our strategic initiatives in November
Remain confident in our ability to drive earnings improvement in 2018
Remain confident in our ability to drive earnings improvement in 2018

Looking forward
Building on operational momentum from first half of the year
Revenue management (Gemini) enhancements showing positive results in early stage roll out
Network changes will drive better hub connectivity and improved product:
Houston (IAH) re-bank in 4Q 2017; Chicago (ORD) & Denver (DEN) in 2018
More catchment area flying improves hub feed
Optimizing mainline vs. regional aircraft deployment in large business markets
Maximizing 70/76-seat aircraft scope clause
Actively managing international network
Segmentation -
maturation of Basic Economy and decision forthcoming on Premium Economy
Intensely focused on cost opportunity

Top priorities for 2018
Network optimization
Drive better hub connectivity through re-banking and expanding catchment area flying
Capture unique opportunities and reallocate aircraft where necessary
Focus on eliminating costs and improving efficiency
Bottoms-up budgeting
Continue focus on customer and operational improvement
Holistically review and modify customer policies and procedures and enhance customer experience
Build on 2017 momentum in key operating metrics including on-time, completion factor and MBR
Invest in technology and digital to drive better business results
Examples include: Gemini (revenue management system), untethering our workforce with increased mobile capabilities, completing Flight Attendant JCBA implementation and using analytics to drive high-margin revenue
Financial priority in 2018 is to drive margin expansion and improve earnings
Financial priority in 2018 is to drive margin expansion and improve earnings

Appendix A: reconciliation of non-GAAP financial measures
CASM is a common metric used in the airline industry to measure an airline’s cost structure and efficiency. UAL reports CASM excluding profit sharing, third-party business expenses, fuel, and special charges. UAL believes that adjusting for special charges is useful to investors because special charges are non-recurring charges not indicative of UAL’s ongoing performance. UAL believes
that
excluding
third-party
business
expenses,
such
as
maintenance,
ground
handling
and
catering
services
for
third
parties,
fuel
sales
and
non-air
mileage
redemptions,
provides
more
meaningful disclosure because these expenses are not directly related to UAL’s core business. UAL also believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management’s performance excluding the effects of a significant cost item over which management has limited influence. UAL excludes profit sharing as the exclusion allows investors to better understand and analyze our recurring cost performance and provide a more meaningful comparison of our core operating costs to the airline industry.
Estimated 3Q 2017
Non-Fuel CASM
Low
High
CASM,
excluding
special
charges
(a)
(Non-GAAP)
3.3
%
–
4.2
%
Less:
Profit sharing, third-party business expenses and fuel (b)
0.8
–
0.7
CASM,
excluding
special
charges,
profit
sharing,
third-party
business
expenses
and
fuel
(Non-GAAP)
2.5
%
–
3.5
%
(a)
Excludes special charges, the nature of which are not determinable at this time. While the Company anticipates that it will record such special charges throughout the year, at this time the Company is unable to provide an estimate of these charges, as well as an estimate of full-year profit sharing, with reasonable certainty
(b)
Both the cost and availability of fuel are subject to many economic and political factors and are therefore beyond the Company’s control